Elections and Variables

to the ISDA Credit Support Annex

dated as of 2 April 2007

between

CREDIT SUISSE INTERNATIONAL	and	THE SUPPLEMENTAL INTEREST TRUST CREATED UNDER THE POOLING AND SERVICING AGREEMENT FOR HOME EQUITY ASSET TRUST 2007-2
_______________________________________ ("Party A")		_________________________________________ ("Party B")

Paragraph 13.

(a)

Security Interest for "Obligations".

The term "Obligations" as used in this Annex includes the following additional obligations:

With respect to Party A:

None.

With respect to Party B:

None.

(b)

Credit Support Obligations.

(i)

Delivery Amount, Return Amount and Credit Support Amount.

(A)

"Delivery Amount" has the meaning specified in Paragraph 3(a), except that the words "upon a demand made by the Secured Party" shall be deleted and the word "that" on the second line of Paragraph 3(a) shall be replaced with the word "a".

(B)

Paragraph 4(b) is hereby amended by the insertion of the words "(i) in respect of a Transfer pursuant to Paragraph 3(b)," immediately prior to the words "if a demand for" and the insertion of the words "; and (ii) in respect of a Transfer pursuant to Paragraph 3(a), the relevant Transfer will be made not later than the close of business on the Local Business Day following the Valuation Date" immediately prior to the period.

(C)

"Return Amount" has the meaning specified in Paragraph 3(b).

(D)

"Credit Support Amount" for a Valuation Date shall mean zero; provided that, if the Threshold in respect of Party A is zero on such Valuation Date, "Credit Support Amount" shall mean one of the following if one of the following specified events have occurred on such Valuation Date:

(i)

if a Moody's Collateralization Event has occurred and is continuing but (a) no Moody's Rating Event has occurred and is continuing or (b) less than 30 Local Business Day have elapsed since the last time that no Moody's Rating Event had occurred and was continuing, "Credit Support Amount" shall mean an amount in USD equal to the greater of (1) the sum of (a) the Secured Party’s Exposure and (b) the First Trigger Collateral Amount (as defined below) for each Transaction hereunder and (2) zero;

(ii)

so long as a Moody's Ratings Event has occurred and is continuing and 30 or more Local Business Days have elapsed since the last time that no Moody's Rating Event had occurred and was continuing, "Credit Support Amount" shall mean an amount in USD equal to the greatest of (1) the sum of (a) the Secured Party’s Exposure and (b) the Second Trigger Collateral Amount (as defined below) for each Transaction hereunder, (2) an amount equal to the Floating Amount payable by Party A pursuant to each Transaction hereunder in respect of the first Floating Rate Payer Payment Date scheduled to occur on or after such Valuation Date and (3) zero; and

(iii)

if an S&P Collateralization Event or an S&P Ratings Event has occurred and is continuing, "Credit Support Amount" shall mean an amount in USD equal to the greater of (1) the sum of (a) the Secured Party's Exposure and (b) the Notional Volatility Buffer and (2) zero.  "Notional Volatility Buffer", as determined by the Valuation Agent for any date, means the product of (i) the Notional Amount of the Transaction on such date, (ii) the Payment Factor, and (iii) the Volatility Buffer Percentage for such date as set out in the table below on such date,

Party A S&P Rating on such date	Remaining Weighted Average Life Maturity up to 3 years	Remaining Weighted Average Life Maturity up to 5 years	Remaining Weighted Average Life Maturity up to 10 years	Remaining Weighted Average Life Maturity up to 30 years
S&P S-T Rating of "A-1" or above	0.00%	0.00%	0.00%	0.00%
S&P S-T Rating of “A-2”	2.75%	3.25%	4.0%	4.75%
S&P S-T Rating of “A-3”	3.25%	4.00%	5.0%	6.25%
S&P L-T Rating of “BB+” or lower	3.50%	4.50%	6.75%	7.50%

L-T Rating means with respect to any Person, the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of such Person.

S-T Rating means with respect to any Person, the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of such Person.

Payment Factor means 1.

In circumstances where more than one of Paragraph 13(b)(i)(C)(i), (ii) and (iii) apply, the Credit Support Amount shall be calculated by reference to the paragraph which would result in Party A Transferring the greatest amount of Eligible Credit Support.  Under no circumstances will Party A be required to Transfer more Eligible Credit Support than the greatest amount calculated in accordance with one of Paragraph 13(b)(i)(C)(i), (ii) or (iii).

First Trigger Collateral Amount means, in respect of each Transaction hereunder on any date, an amount in USD equal to the Notional Amount of such Transaction on such date multiplied by the Applicable Percentage set forth in the table in Exhibit A hereto.

Second Trigger Collateral Amount means, in respect of each Transaction hereunder on any date, an amount in USD equal to the Notional Amount of such Transaction on such date multiplied by the Applicable Percentage set forth in the applicable table in Exhibit B hereto.

(ii)

Eligible Collateral.  On any date, the following items will qualify as "Eligible Collateral" for  Party A:

(A)

Valuation Percentage S&P

(i) Cash	100%

(ii) Negotiable debt obligations issued after 18 July 1984 by the U.S. Treasury Department having a residual maturity on such date of less than 1 year	98.0%

(iii) Coupon-bearing negotiable debt obligations issued after 18 July 1984 by the U.S. Treasury Department having a residual maturity on such date equal to or greater than 1 year but less than 5 years	93.8%

(iv) Coupon-bearing negotiable debt obligations issued after 18 July 1984 by the U.S. Treasury Department having a residual maturity on such date equal to or greater than 5 years but less than 10 years	90.3%

(B)

Valuation Percentage Moody's

INTRUMENT	Daily	Weekly
U.S. Dollar Cash	100%	100%
Fixed-Rate Negotiable treasury Debt Issued by the U.S. Treasury Department with Remaining Maturity
<1 Year	100%	100%
1 to 2 years	100%	99%
2 to 3 years	100%	98%
3 to 5 years	100%	97%
5 to 7 years	100%	95%
7 to 10 years	100%	94%
Floating-Rate Negotiable treasury Debt Issued by the U.S. Treasury Department
All Maturities	100%	99%

In circumstances where both Paragraph 13(b)(ii)(A) and (B) apply, the Valuation Percentage for an item of Eligible Collateral shall be calculated by reference to the paragraph which would result in the lower Valuation Percentage for such item of Eligible Collateral.

(iii)

Other Eligible Support.  None.

(iv)

Thresholds.

(A)

"Independent Amount" means with respect to Party A:  Not applicable.

"Independent Amount" means with respect to Party B:  Not applicable.

(B)

"Threshold" means with respect to Party A: infinity, provided that if an S&P Ratings Event or a Collateralization Event has occurred and is continuing, the Threshold with respect to Party A shall be zero, unless with respect to a Collateralization Event, (i) Party A has remedied such Collateralization Event in accordance with the terms of, and within the relevant timeframe specified in, the Agreement by means other than posting collateral pursuant to this Annex and a Ratings Event has not occurred and is continuing or (ii)(a) neither a S&P Collateralization Event nor a Fitch Collateralization Event has occurred and is continuing, and (b) (1) if a Moody’s Collateralization Event has occurred and is continuing, less than 30 Local Business Days have elapsed since the last time no Moody's Collateralization Event has occurred and was continuing and (2) no Moody's Collateralization Event had occurred when this Annex was executed, in which case the Threshold with respect to Party A shall remain infinity.

"Threshold" means with respect to Party B:  infinity.

(C)

"Minimum Transfer Amount" means USD 100,000 with respect to Party A and Party B;  provided, however, that if the aggregate Certificate Principal Balance of Certificates rated by S&P ceases to be more than USD 50,000,000, the "Minimum Transfer Amount" shall be USD 50,000.

(D)

Rounding.  The Delivery Amount will be rounded up to the nearest integral multiple of USD 10,000.  The Return Amount will be rounded down to the nearest integral multiple of USD 1,000.

(c)

Valuation and Timing.

(i)

"Valuation Agent" means Party A.  Calculations by Party A will be made by reference to commonly accepted market sources.

(ii)

"Valuation Date" means,

(A)

in the event that a Collateralization Event other an S&P Collateralization Event has occurred and is continuing, each Local Business Day which, if treated as a Valuation Date, would result in a Delivery Amount or a Return Amount; and

(B)

in the event that only an S&P Collateralization Event has occurred and is continuing, or a Ratings Event has occurred and is continuing, the last Local Business Day of each calendar week.

(iii)

"Valuation Time" means the close of business in the city of the Valuation Agent on the Local Business Day before the Valuation Date or date of calculation, as applicable, provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

(iv)

"Notification Time" means 4:00 p.m., London time, on a Local Business Day.

(d)

Conditions Precedent and Secured Party's Rights and Remedies.

No events shall constitute a "Specified Condition."

(e)

Substitution.

(i)

"Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

(ii)

Consent.  The Pledgor must obtain the Secured Party's prior consent to any substitution pursuant to Paragraph 4(d) and shall give to the Secured Party not less than two (2) Local Business Days’ notice thereof specifying the items of Posted Credit Support intended for substitution.

(f)

Dispute Resolution.

(i)

"Resolution Time" means 4:00 p.m. London time on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

(ii)

Value.  For the purpose of Paragraphs 5(i)(C) and 5(ii), on any date, the Value of Eligible Collateral and Posted Collateral will be calculated as follows:

(A)

with respect to any Cash; the amount thereof; and

(B)

with respect to any Eligible Collateral comprising securities; the sum of (a)(x) the last bid price on such date for such securities on the principal national securities exchange on which such securities are listed, multiplied by the applicable Valuation Percentage or (y) where any such securities are not listed on a national securities exchange, the bid price for such securities quoted as at the close of business on such date by any principal market maker for such securities chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage or (z) if no such bid price is listed or quoted for such date, the last bid price listed or quoted (as the case may be), as of the day next preceding such date on which such prices were available; multiplied by the applicable Valuation Percentage; plus (b) the accrued interest on such securities (except to the extent that such interest shall have been paid to the Pledgor pursuant to Paragraph 6(d)(ii) or included in the applicable price referred to in subparagraph (a) above) as of such date.

(iii)

Alternative.  The provisions of Paragraph 5 will apply provided the obligation of the appropriate party to deliver the undisputed amount to the other party will not arise prior to the time that would otherwise have applied to the Transfer pursuant to, or deemed made, under Paragraph 3 if no dispute had arisen.

(g)

Holding and Using Posted Collateral.

(i)

Eligibility to Hold Posted Collateral; Custodians:

The Trustee (as defined in the (PSA) will be entitled to hold Posted Collateral pursuant to Paragraph 6(b).

(ii)

Use of Posted Collateral.  The provisions of Paragraph 6(c) will not apply to Party B.  Therefore, Party B will not have any of the rights specified in Paragraph 6(c)(i) or 6(c)(ii).

(h)

Distributions and Interest Amount.

(i)

Interest Rate.   The "Interest Rate" will be the annualized rate of return actually achieved on Posted Collateral in the form of Cash during the relevant Interest Period.

(ii)

Transfer of Interest Amount.  The Transfer of the Interest Amount will be made on any Local Business Day on which Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b), provided that such Interest Amount has been received prior thereto.

(iii)

Alternative to Interest Amount.  The provisions of Paragraph 6(d)(ii) will apply.

(i)

Additional Representation(s).

There are no additional representations by either party.

(j)

Demands and Notices.

All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, save that any demand, specification or notice:

(i)  shall be given to or made at the following addresses:

If to Party A:

Address:

One Cabot Square

London E14 4QJ

England

Telephone:

44 20 7888 3083

Facsimile:

44 20 7883 7987

Attention:

Collateral Management Unit

If to Party B:

As set forth in Part 4(a) of the Schedule;

or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this paragraph)  to the other party;

(ii)

shall (unless otherwise stated in this Annex) be deemed to be effective at the time such notice is actually received unless such notice is received on a day which is not a Local Business Day or after the Notification Time on any Local Business Day in which event such notice shall be deemed to be effective on the next succeeding Local Business Day.

(k)

Address for Transfers.

Party A:  To be notified to Party B by Party A at the time of the request for the Transfer.

Party B: To be notified to Party A by Party B at the time of the request for the Transfer.

(l)

Other Provisions.

(i)

Additional Definitions

As used in this Annex:

"Equivalent Collateral" means, with respect to any security constituting Posted Collateral, a security of the same issuer and, as applicable, representing or having the same class, series, maturity, interest rate, principal amount or liquidation value and such other provisions as are necessary for that security and the security constituting Posted Collateral to be treated as equivalent in the market for such securities;

"Local Business Day" means: (i) any day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in London, and (ii) in relation to a Transfer of Eligible Collateral, a day on which the clearance system agreed between the parties for the delivery of Eligible Collateral is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Collateral for which delivery is contemplated by other means, a day on which commercial banks are open for business (including dealings for foreign exchange and foreign currency deposits) in New York and such other places as the parties shall agree); and

"transaction-specific hedges" has the meaning given to such term in "Framework for De-linking Hedge Counterparty Risks from Global Structured Finance Cashflow Transactions Moody's Methodology" published by Moody's Investors Service and dated May 25, 2006.

(ii)

Events of Default

Paragraph 7 shall be deleted and replaced in its entirety by the following paragraph:

"For the purposes of Section 5(a)(iii)(1) of this Agreement, an Event of Default will exist with respect to a party if that party fails (or fails to cause its Custodian) to make, when due, any Transfer of Posted Credit Support or the Interest Amount, as applicable, required to be made by it and that failure continues for two Local Business Days after the notice of that failure is given to that party, except that (A) if such failure would constitute an Additional Termination Event under another provision of this Agreement and (B) no more than 30 Local Business Days have elapsed since the last time that no Moody's Rating Event has occurred and was continuing, then such failure shall be an Additional Termination Event and not an Event of Default".

.

(iii)

Return of Fungible Securities

In lieu of returning to the Pledgor pursuant to Paragraphs 3(b), 4(d), 5 and 8(d) any Posted Collateral comprising securities the Secured Party may return Equivalent Collateral.

(iv)

Covenants of the Pledgor

So long as the Agreement is in effect, the Pledgor covenants that it will keep the Posted Collateral free from all security interests or other encumbrances created by the Pledgor, except the security interest created hereunder and any security interests or other encumbrances created by the Secured Party; and will not sell, transfer, assign, deliver or otherwise dispose of, or grant any option with respect to any Posted Collateral or any interest therein, or create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any Posted Collateral or any interest therein, without the prior written consent of the Secured Party.

(v)

No Counterclaim

A party's rights to demand and receive the Transfer of Eligible Collateral as provided hereunder and its rights as Secured Party against the Posted Collateral or otherwise shall be absolute and subject to no counterclaim, set-off, deduction or defense in favor of the Pledgor except as contemplated in Sections 2 and 6 of the Agreement and Paragraph 8 of this Annex.

(vi)

Holding Collateral

The Secured Party shall cause any Custodian appointed hereunder to open and maintain a segregated account (which shall be an Eligible Account, as defined in the PSA) and to hold, record and identify all the Posted Collateral in such segregated account and, subject to Paragraph 8(a), such Posted Collateral shall at all times be and remain the property of the Pledgor and shall at no time constitute the property of, or be commingled with the property of, the Secured Party or the Custodian.

(vii)

Security and Performance

Eligible Collateral Transferred to the Secured Party constitutes security and performance assurance without which the Secured Party would not otherwise enter into and continue any and all Transactions.

(viii)

Agreement as to Single Secured Party and Pledgor

Party A and Party B agree that, notwithstanding anything to the contrary in the recital to this Annex, Paragraph 1(b), Paragraph 2 or the definitions in Paragraph 12, (a) the term "Secured Party" as used in this Annex means only Party B, (b) the term "Pledgor" as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgment in the final sentence of Paragraph 8(a) and the representations in Paragraph 9 and (d) only Party A will be required to make Transfers of Eligible Credit Support hereunder.

(ix)

External Verification of Mark-to-Market Valuations.

On each Valuation Date occurring while an S&P Collateralization Event is continuing, Party A shall provide to S&P not later than the Notification Time on the Local Business Day following such Valuation Date its calculations of Exposure and the S&P Value of any Eligible Credit Support or Posted Credit Support for that Valuation Date.  Every month after the unsecured, unguaranteed and otherwise unsupported long-term debt obligations of each Relevant Entity are rated below BBB+ by S&P, unless otherwise agreed in writing with S&P, Party A will verify its determination of Exposure of the Transaction and any Posted Credit Support on the next Valuation Date by seeking quotations from two (2) Reference Market-makers for their determination of Exposure of the Transaction on such Valuation Date and the Valuation Agent will use the greater of either (a) its own determination or (b) the highest quotation for a Reference Market-maker, if applicable, for the next Valuation Date; provided, that this Paragraph 13(l)(ix) shall only apply to the extent that the Certificates outstanding at such time (as defined in the PSA) are rated higher by S&P than the S&P L-T Rating of Party A; and provided further, that Party A shall not seek verification of its determination of Exposure as described above from the same Reference Market-maker more than four times in any twelve-month period.   Party A shall provide to S&P copies of such verification details.

(x)

Expenses.

Notwithstanding Paragraph 10(a), the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer costs involved in the Transfer of Eligible Collateral from the Pledgor to the Secured Party (or any agent or custodian for safekeeping of the Secured Party) or from the Secured Party (or any agent or custodian for safekeeping of the Secured Party ) to the Pledgor pursuant to paragraph 4(d).

(xi)

Voluntary Collateral.

The Pledgor may Transfer additional Eligible Credit Support ("Voluntary Collateral") to the Secured Party in its sole discretion, subject to acceptance by the Secured Party (such acceptance not to be unreasonably withheld).  Notwithstanding anything herein to the contrary, if the Pledgor Transfers Voluntary Collateral to the Secured Party, it may require that the Secured Party return such Voluntary Collateral upon demand, and the Secured Party shall be obligated to return such Voluntary Collateral to the Pledgor in full, irrespective of any Threshold, Minimum Transfer Amount or rounding pursuant to Paragraph 13 or the satisfaction of any conditions precedent under Paragraph 4(a).  The parties hereto herby further agree and acknowledge that any Voluntary Collateral so Transferred pursuant to this section (i) is in addition to (and shall not in any manner constitute or be a part of) any Credit Support Amount calculated pursuant to Paragraph 13(b)(1)(D), (ii) no portion of such Voluntary Collateral will be recognized or considered as satisfaction of any of Party A's obligations under Paragraph 13(b)(1)(D), (iii) shall be deposited in a separate account distinct from any other Eligible Credit Support (aside from other Voluntary Collateral) Transferred pursuant to this Agreement, and (iv) notwithstanding anything to the contrary contained in this Agreement, Section 2(c) of this Agreement shall not be applicable with respect to any such Voluntary Collateral.

                                                                                        THE SUPPLEMENTAL INTEREST TRUST
                                                                                       CREATED UNDER THE POOLING AND
CREDIT SUISSE INTERNATIONAL                       SERVICING AGREEMENT FOR
                                                                                        HOME EQUITY ASSET TRUST 2007-2

                        ("Party A")                                                                         ("Party B")

By:  /s/ Marleen Nobile______________________

Name: Marleen Nobile

Title: Authorized Signatory

                                                                                        By U.S. Bank National Association, not in its
                                                                                       individual capacity, but solely in its capacity as trustee

By:  /s/ Bik Kwan Chung_____________________      of Party B

Name: Bik Kwan Chung

Title: Authorized Signatory

                                                                                        By:  /s/ Becky Warren_____________________

                                                                                        Name: Becky Warren

                                                                                        Title: Assistant Vice President

EXHIBIT A

FIRST TRIGGER COLLATERAL AMOUNT APPLICABLE PERCENTAGES

For Transactions that are swaps, caps, floors and transaction-specific hedges:

Weighted Average Life of Hedge in Years	Interest Rate Hedges		Currency Hedges
	Valuation Dates:
	Daily	Weekly	Daily	Weekly
Less than 1 year	0.15%	0.25%	1.10%	2.20%
Equal to or greater than 1 year but less than 2 years	0.30%	0.50%	1.20%	2.40%
Equal to or greater than 2 years but less than 3 years	0.40%	0.70%	1.30%	2.60%
Equal to or greater than 3 years but less than 4 years	0.60%	1.00%	1.40%	2.80%
Equal to or greater than 4 years but less than 5 years	0.70%	1.20%	1.50%	2.90%
Equal to or greater than 5 years but less than 6 years	0.80%	1.40%	1.60%	3.10%
Equal to or greater than 6 years but less than 7 years	1.00%	1.60%	1.60%	3.30%
Equal to or greater than 7 years but less than 8 years	1.10%	1.80%	1.70%	3.40%
Equal to or greater than 8 years but less than 9 years	1.20%	2.00%	1.80%	3.60%
Equal to or greater than 9 years but less than 10 years	1.30%	2.20%	1.90%	3.80%
Equal to or greater than 10 years but less than 11 years	1.40%	2.30%	1.90%	3.90%
Equal to or greater than 11 years but less than 12 years	1.50%	2.50%	2.00%	4.00%
Equal to or greater than 12 years but less than 13 years	1.60%	2.70%	2.10%	4.10%
Equal to or greater than 13 years but less than 14 years	1.70%	2.80%	2.10%	4.30%
Equal to or greater than 14 years but less than 15 years	1.80%	3.00%	2.20%	4.40%
Equal to or greater than 15 years but less than 16 years	1.90%	3.20%	2.30%	4.50%
Equal to or greater than 16 years but less than 17 years	2.00%	3.30%	2.30%	4.60%
Equal to or greater than 17 years but less than 18 years	2.00%	3.50%	2.40%	4.80%
Equal to or greater than 18 years but less than 19 years	2.00%	3.60%	2.40%	4.90%
Equal to or greater than 19 years but less than 20 years	2.00%	3.70%	2.50%	5.00%
Equal to or greater than 20 years but less than 21 years	2.00%	3.90%	2.50%	5.00%
Equal to or greater than 21 years but less than 22 years	2.00%	4.00%	2.50%	5.00%
Equal to or greater than 22 years but less than 23 years	2.00%	4.00%	2.50%	5.00%
Equal to or greater than 23 years but less than 24 years	2.00%	4.00%	2.50%	5.00%
Equal to or greater than 24 years but less than 25 years	2.00%	4.00%	2.50%	5.00%
Equal to or greater than 25 years but less than 26 years	2.00%	4.00%	2.50%	5.00%
Equal to or greater than 26 years but less than 27 years	2.00%	4.00%	2.50%	5.00%
Equal to or greater than 27 years but less than 28 years	2.00%	4.00%	2.50%	5.00%
Equal to or greater than 28 years but less than 29 years	2.00%	4.00%	2.50%	5.00%
Equal to or greater than 29 years but less than 30 years	2.00%	4.00%	2.50%	5.00%
Equal to 30 years	2.00%	4.00%	2.50%	5.00%

EXHIBIT B

SECOND TRIGGER COLLATERAL AMOUNT APPLICABLE PERCENTAGES

For Transactions that are swaps (excludes caps, floors and transaction-specific hedges):

Weighted Average Life of Hedge in Years	Interest Rate Swaps		Currency Swaps
	Valuation Dates:
	Daily	Weekly	Daily	Weekly
Less than 1 year	0.50%	0.60%	6.10%	7.25%
Equal to or greater than 1 year but less than 2 years	1.00%	1.20%	6.30%	7.50%
Equal to or greater than 2 years but less than 3 years	1.50%	1.70%	6.40%	7.70%
Equal to or greater than 3 years but less than 4 years	1.90%	2.30%	6.60%	8.00%
Equal to or greater than 4 years but less than 5 years	2.40%	2.80%	6.70%	8.20%
Equal to or greater than 5 years but less than 6 years	2.80%	3.30%	6.80%	8.40%
Equal to or greater than 6 years but less than 7 years	3.20%	3.80%	7.00%	8.60%
Equal to or greater than 7 years but less than 8 years	3.60%	4.30%	7.10%	8.80%
Equal to or greater than 8 years but less than 9 years	4.00%	4.80%	7.20%	9.00%
Equal to or greater than 9 years but less than 10 years	4.40%	5.30%	7.30%	9.20%
Equal to or greater than 10 years but less than 11 years	4.70%	5.60%	7.40%	9.30%
Equal to or greater than 11 years but less than 12 years	5.00%	6.00%	7.50%	9.50%
Equal to or greater than 12 years but less than 13 years	5.40%	6.40%	7.60%	9.70%
Equal to or greater than 13 years but less than 14 years	5.70%	6.80%	7.70%	9.80%
Equal to or greater than 14 years but less than 15 years	6.00%	7.20%	7.80%	10.00%
Equal to or greater than 15 years but less than 16 years	6.30%	7.60%	7.90%	10.00%
Equal to or greater than 16 years but less than 17 years	6.60%	7.90%	8.00%	10.00%
Equal to or greater than 17 years but less than 18 years	6.90%	8.30%	8.10%	10.00%
Equal to or greater than 18 years but less than 19 years	7.20%	8.60%	8.20%	10.00%
Equal to or greater than 19 years but less than 20 years	7.50%	9.00%	8.20%	10.00%
Equal to or greater than 20 years but less than 21 years	7.80%	9.00%	8.30%	10.00%
Equal to or greater than 21 years but less than 22 years	8.00%	9.00%	8.40%	10.00%
Equal to or greater than 22 years but less than 23 years	8.00%	9.00%	8.50%	10.00%
Equal to or greater than 23 years but less than 24 years	8.00%	9.00%	8.60%	10.00%
Equal to or greater than 24 years but less than 25 years	8.00%	9.00%	8.60%	10.00%
Equal to or greater than 25 years but less than 26 years	8.00%	9.00%	8.70%	10.00%
Equal to or greater than 26 years but less than 27 years	8.00%	9.00%	8.80%	10.00%
Equal to or greater than 27 years but less than 28 years	8.00%	9.00%	8.80%	10.00%
Equal to or greater than 28 years but less than 29 years	8.00%	9.00%	8.90%	10.00%
Equal to or greater than 29 years but less than 30 years	8.00%	9.00%	8.90%	10.00%
Equal to 30 years	8.00%	9.00%	9.00%	10.00%

For Transactions that are caps, floors, swaptions and transaction-specific hedges:

Weighted Average Life of Hedge in Years	Interest Rate Hedges		Currency Hedges
	Valuation Dates:
	Daily	Weekly	Daily	Weekly
Less than 1 year	0.65%	0.75%	6.30%	7.40%
Equal to or greater than 1 year but less than 2 years	1.30%	1.50%	6.60%	7.80%
Equal to or greater than 2 years but less than 3 years	1.90%	2.20%	6.90%	8.20%
Equal to or greater than 3 years but less than 4 years	2.50%	2.90%	7.10%	8.50%
Equal to or greater than 4 years but less than 5 years	3.10%	3.60%	7.40%	8.90%
Equal to or greater than 5 years but less than 6 years	3.60%	4.20%	7.70%	9.20%
Equal to or greater than 6 years but less than 7 years	4.20%	4.80%	7.90%	9.60%
Equal to or greater than 7 years but less than 8 years	4.70%	5.40%	8.20%	9.90%
Equal to or greater than 8 years but less than 9 years	5.20%	6.00%	8.40%	10.20%
Equal to or greater than 9 years but less than 10 years	5.70%	6.60%	8.60%	10.50%
Equal to or greater than 10 years but less than 11 years	6.10%	7.00%	8.80%	10.70%
Equal to or greater than 11 years but less than 12 years	6.50%	7.50%	9.00%	11.00%
Equal to or greater than 12 years but less than 13 years	7.00%	8.00%	9.20%	11.30%
Equal to or greater than 13 years but less than 14 years	7.40%	8.50%	9.40%	11.50%
Equal to or greater than 14 years but less than 15 years	7.80%	9.00%	9.60%	11.80%
Equal to or greater than 15 years but less than 16 years	8.20%	9.50%	9.80%	11.80%
Equal to or greater than 16 years but less than 17 years	8.60%	9.90%	10.00%	12.00%
Equal to or greater than 17 years but less than 18 years	9.00%	10.40%	10.10%	12.00%
Equal to or greater than 18 years but less than 19 years	9.40%	10.80%	10.30%	12.00%
Equal to or greater than 19 years but less than 20 years	9.70%	11.00%	10.50%	12.00%
Equal to or greater than 20 years but less than 21 years	10.00%	11.00%	10.70%	12.00%
Equal to or greater than 21 years but less than 22 years	10.00%	11.00%	10.80%	12.00%
Equal to or greater than 22 years but less than 23 years	10.00%	11.00%	11.00%	12.00%
Equal to or greater than 23 years but less than 24 years	10.00%	11.00%	11.00%	12.00%
Equal to or greater than 24 years but less than 25 years	10.00%	11.00%	11.00%	12.00%
Equal to or greater than 25 years but less than 26 years	10.00%	11.00%	11.00%	12.00%
Equal to or greater than 26 years but less than 27 years	10.00%	11.00%	11.00%	12.00%
Equal to or greater than 27 years but less than 28 years	10.00%	11.00%	11.00%	12.00%
Equal to or greater than 28 years but less than 29 years	10.00%	11.00%	11.00%	12.00%
Equal to or greater than 29 years but less than 30 years	10.00%	11.00%	11.00%	12.00%
Equal to 30 years	10.00%	11.00%	11.00%	12.00%